UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 17, 2020 (August 14, 2020)

AGREE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland

(State of other jurisdiction of incorporation)

1-12928 (Commission file number)	38-3148187 (I.R.S. Employer Identification No.)

70 E. Long Lake Road Bloomfield Hills, MI (Address of principal executive offices)	48304 (Zip code)

(Registrant’s telephone number, including area code) (248) 737-4190

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	ADC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Agree Realty Corporation (the “Company”) today announced the appointment of Craig Erlich as Chief Investment Officer, effective August 19, 2020. In conjunction with his appointment as Chief Investment Officer, Mr. Erlich resigned as a Director, effective as of August 17, 2020.

On August 14, 2020, Michael Hollman was appointed to fill the vacancy created by the resignation of Mr. Erlich, which appointment is effective August 17, 2020. Mr. Hollman will stand for election at the Company’s 2021 Annual Meeting of Stockholders.

The Board has determined that Mr. Hollman meets all applicable requirements to serve on the Board, including those set forth in the Company’s Corporate Governance Guidelines, the listing standards of the New York Stock Exchange and the rules and regulations of the Securities and Exchange Commission (“SEC”).

Mr. Hollman currently serves as Senior Vice President and Treasurer at Hilton, Inc. (NYSE: HLT) (“Hilton”), a position he has held since 2020. In this role, he oversees the Corporate Finance, Corporate Strategy and Global Treasury teams, and is responsible for a wide variety of activities and initiatives, including public market offerings, capital allocation, cash management, business development and Mergers & Acquisitions. Prior to becoming Treasurer, Mr. Hollman served as Vice President of Mergers & Acquisitions and Capital Markets from 2017 to 2020.

Before joining Hilton, Mr. Hollman worked in investment banking, specializing in the real estate and lodging sectors. He most recently served as a Director of the Real Estate and Lodging Investment Banking Group at Citigroup from 2013 to 2017, and previously held similar roles at UBS Investment Bank from 2009 to 2013. Prior to banking, Mr. Hollman was a management consultant at Kurt Salmon Associates, now a part of Accenture Strategy, from 2004 to 2007, where he was responsible for the development and execution of strategic initiatives and supply chain-related projects for consumer product and retail companies. He received a B.S. in Industrial Engineering from the Georgia Institute of Technology with honors and an M.B.A. from Columbia Business School.

In connection with his appointment to the Board, Mr. Hollman will be compensated in accordance with the Company’s non-employee director compensation program.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

99.1	Press release, dated August 17, 2020, reporting the officer and director appointment.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGREE REALTY CORPORATION

By:	/s/ Clayton R. Thelen
Name: Clayton R. Thelen
Title: Chief Financial Officer and Secretary

Date: August 17, 2020